UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Schedule 14A
(Rule 14a-101)

INFORMATION REQUIRED IN THE PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
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Filed by a Party other than the Registrant □
Check the appropriate box:
□	Preliminary Proxy Statement
□	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
□	Definitive Proxy Statement
⌧	Definitive Additional Materials
□	Soliciting Material Pursuant to §240.14a‑12

Alliance Data Systems Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALLIANCE DATA SYSTEMS CORPORATION
3075 Loyalty Circle
Columbus, Ohio 43219

ADDITIONAL INFORMATION REGARDING THE
ANNUAL MEETING OF STOCKHOLDERS
OF ALLIANCE DATA SYSTEMS CORPORATION
TO BE HELD ON TUESDAY, JUNE 9, 2020

The following Notice of Change of Location and Time is a supplement to the Notice of Annual Meeting and Proxy Statement dated April 23, 2020, furnished to stockholders of Alliance Data Systems Corporation (“Alliance Data”) in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on Tuesday, June 9, 2020, at 9:00 a.m. Central Daylight Time (the “Annual Meeting”). As described below, the Annual Meeting will now be held in a virtual-only meeting format. In addition, on May 14, 2020, Alliance Data issued the attached press release related to the change to a virtual-only meeting format.

This supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about May 14, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, JUNE 9, 2020

Dear Stockholders:

Due to public health, travel, business and social gathering precautions for our directors, stockholders, executives, advisors and associates related to the COVID-19 (Coronavirus) outbreak, NOTICE IS HEREBY GIVEN that the location and format of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Alliance Data Systems Corporation (the “Company”) has been changed to a virtual-only format. You will not be able to attend the Annual Meeting in person. As previously announced, the Annual Meeting will be held on Tuesday, June 9, 2020 at 9:00 a.m. Central Time.

Stockholders of record as of the close of business on April 13, 2020, the Record Date, or proxy holders for such stockholders, will be able to participate in the Annual Meeting.

Attending the Annual Meeting as a Stockholder of Record

To attend the Annual Meeting as a stockholder of record, click on the “I have a Control Number” button after entering the Meeting Center at www.meetingcenter.io/285384095 and enter the 15-digit control number found on your proxy card, notice of internet availability of proxy materials or on the instructions that accompanied your proxy materials. The password for the meeting is ADS2020.

Registering to Attend the Annual Meeting as a Beneficial Owner

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting, unless you plan to attend as a guest. To register, you must obtain a legal proxy, executed in your favor, from the holder of record and submit proof of your legal proxy reflecting the number of shares of ADS common stock you held as of the Record Date, along with your name and email address, to Computershare. Please forward the email from your broker, or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time, on June 4, 2020. You will then receive a confirmation of your registration, with a 15-digit control number, by email from Computershare. At the time of the meeting, click on the “I have a Control Number” button after entering the Meeting Center at www.meetingcenter.io/285384095 and enter your control number and the meeting password, ADS2020.

Voting Shares

If you have not already voted your shares in advance, you will be able to vote your shares electronically during the Annual Meeting by clicking on the “Cast Your Vote” link on the Meeting Center site. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the previously distributed proxy materials.

The proxy card included with the previously distributed proxy materials will not be updated to reflect the change of location and format and may continue to be used to vote your shares in connection with the Annual Meeting.

Asking Questions

If you are attending the Annual Meeting as a stockholder of record or registered beneficial owner, questions can be submitted by accessing the Meeting Center at www.meetingcenter.io/285384095, entering your control number and the meeting password, ADS2020, and clicking on the Dialog icon in the upper right hand corner of the page. Guidelines for submitting written questions will be available in the Rules of Conduct for the Annual Meeting. Questions pertinent to the business of the Annual Meeting will be read aloud and answered, subject to time constraints, following the business portion of the Annual Meeting.

Attending the Annual Meeting as a Guest

If you would like to enter the Annual Meeting as a guest in listen-only mode, click on the “I am a Guest” button after entering the Meeting Center at www.meetingcenter.io/285384095 and enter the information requested on the following screen. Please note guests will not have the ability to ask questions or vote during the meeting.

Stockholder List

A list of stockholders entitled to vote at the Annual Meeting will be available during the meeting for inspection by stockholders for any legally valid purpose related to the Annual Meeting at www.meetingcenter.io/285384095. To view the list for such purposes during the 10 days prior to the meeting, please contact the Corporate Secretary, Joseph L. Motes III, at GeneralCounsel@alliancedata.com.

Your vote is important! Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares prior to the meeting by one of the methods described in your proxy materials. Please note that the previously distributed proxy card may continue to be used to vote your shares.

/s/ Joseph L. Motes III

Joseph L. Motes III
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

The Annual Meeting on Tuesday, June 9, 2020 at 9:00 a.m. Central Time will be accessible at www.meetingcenter.io/285384095. The Company’s 2020 Proxy Statement and 2019 Annual Report are available electronically at www.envisionreports.com/ADS.

Alliance Data 2020 Annual Meeting of Stockholders Changed to Virtual-Only
Format for June 9, 2020

Accessible Online at 9:00 a.m. CDT on June 9, 2020; No Physical Meeting Location

COLUMBUS, Ohio, May 14, 2020 – Alliance Data Systems Corporation (NYSE: ADS), a leading provider of data-driven marketing, loyalty and payment solutions, announced today that, due to public health, travel, business and social gathering precautions for our directors, stockholders, executives, advisors and associates related to the COVID-19 (Coronavirus) outbreak, its 2020 Annual Meeting of Stockholders (“Annual Meeting”) will be held in a virtual-only format. You will not be able to attend the meeting at a physical location. The 2020 Annual Meeting of Stockholders meeting date and time remains unchanged: June 9, 2020 at 9:00 a.m. CDT.

Stockholders may attend the virtual-only meeting online at: www.meetingcenter.io/285384095.

Your vote is important! Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares prior to the meeting by one of the methods described in your proxy materials. Please note that the previously distributed proxy card may continue to be used to vote your shares.

You are entitled to vote and submit questions at the meeting if you were a registered stockholder of record as of the close of business on April 13, 2020, or hold a legal proxy for the meeting provided by your bank, broker or nominee.

Attending the Annual Meeting as a Stockholder of Record

To attend the Annual Meeting as a stockholder of record, click on the “I have a Control Number” button after entering the Meeting Center at www.meetingcenter.io/285384095 and enter the 15-digit control number found on your proxy card, notice of internet availability of proxy materials or on the instructions that accompanied your proxy materials. The password for the meeting is ADS2020.

Registering to Attend the Annual Meeting as a Beneficial Owner

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting, unless you plan to attend as a guest. To register, you must obtain a legal proxy, executed in your favor, from the holder of record and submit proof of your legal proxy reflecting the number of shares of ADS common stock you held as of the Record Date, along with your name and email address, to Computershare. Please forward the email from your broker, or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time, on June 4, 2020. You will then receive a confirmation of your registration, with a 15-digit control number, by email from Computershare. At the time of the meeting, click on the “I have a Control Number” button after entering the Meeting Center at www.meetingcenter.io/285384095 and enter your control number and the meeting password, ADS2020.

Attending the Annual Meeting as a Guest

If you would like to enter the Annual Meeting as a guest in listen-only mode, click on the “I am a Guest” button after entering the Meeting Center at www.meetingcenter.io/285384095 and enter the information requested on the following screen. Please note guests will not have the ability to ask questions or vote during the meeting.

About Alliance Data

Alliance Data® (NYSE: ADS) is a leading provider of data-driven marketing, loyalty and payment solutions serving large, consumer-based industries. The Company creates and deploys customized solutions that measurably change consumer behavior while driving business growth and profitability for some of today's most recognizable brands. Alliance Data helps its partners create and increase customer loyalty across multiple touch points using traditional, digital, mobile and emerging technologies. An S&P 500, FORTUNE 500 and FORTUNE 100 Best Companies to Work For company headquartered in Columbus, Ohio, Alliance Data consists of businesses that together employ over 8,500 associates at more than 50 locations worldwide.

Alliance Data’s Card Services business is a provider of market-leading private label, co-brand, and business credit card programs. LoyaltyOne® owns and operates the AIR MILES® Reward Program, Canada’s most recognized loyalty program, and Netherlands-based BrandLoyalty, a global provider of tailor-made loyalty programs for grocers. More information about Alliance Data can be found at www.AllianceData.com.

Follow Alliance Data on Twitter, Facebook, LinkedIn, Instagram and YouTube.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, completion of strategic initiatives, future dividend declarations, and future economic conditions, including, but not limited to, fluctuation in currency exchange rates, market conditions and COVID-19 impacts related to relief measures for impacted borrowers and depositors, labor shortages due to quarantine, reduction in demand from clients, supply chain disruption for our reward suppliers and disruptions in the airline or travel industries.

We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

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Contacts:

Alliance Data
Tiffany Louder – Investor Relations
214-494-3048
tiffany.louder@alliancedata.com

Shelley Whiddon – Media
214-494-3811
shelley.whiddon@alliancedata.com